UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/2008

The following N-CSR relates only to the series of the Registrant listed below, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus 130/30 Growth Fund Dreyfus Global Equity Income Fund Dreyfus International Bond Fund

FORM N-CSR

Item 1. Reports to Stockholders.

2

Dreyfus

130/30 Growth Fund

ANNUAL REPORT October 31, 2008

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Securities Sold Short

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Cash Flows

21	Statement of Changes in Net Assets

22	Financial Highlights

26	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Board Members Information

39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
130/30 Growth Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus 130/30 Growth Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

November 17, 2008 2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Warren Chiang, CFA; Prabhu Palani, CFA; and C. Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus 130/30 Growth Fund’s Class A shares produced a total return of –40.98%, Class C shares returned –41.46%, Class I shares returned –40.82% and Class T shares returned –41.14% .1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index, produced a total return of –36.95% for the same period.2

Stocks declined sharply during the reporting period due to a U.S. economic slowdown and an intensifying global financial crisis.The fund produced returns that were lower than its benchmark, primarily due to a market environment in which neither the valuation nor the earnings revisions factors considered by our quantitative models were predictive of individual stocks’ performance.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund normally invests at least 80% of its net assets in equity securities.The fund intends to take both long and short positions in stocks chosen through a quantitatively-driven investment process. The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within the U.S. stock market. Active investment decisions to take long or short positions in individual securities are driven by this quantitative investment process. The portfolio managers use a proprietary valuation model that identifies and ranks stocks based on a long-term relative valuation model that utilizes forward looking estimates of risk and return, an earnings sustainability model that gauges how well earnings forecasts are likely to reflect changes in future cash flows and a set of behavioral factors, including earnings revisions and share buy-backs.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Struggled in a Financial Crisis

Slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy, giving rise to fears regarding a potentially deep and prolonged recession. Meanwhile, a credit crunch that began in 2007 developed into a global financial crisis, and challenging liquidity conditions in some credit markets nearly led to the collapse of the global banking system in September 2008. Government authorities intervened, pumping billions of dollars into the system to restore a degree of investor confidence.These efforts included the passage of theTroubled Asset Relief Program (“TARP”) by the U.S. Congress and unprecedented, coordinated reductions of short-term interest rates by central banks, including the Federal Reserve Board.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests.These developments triggered massive declines across all market sectors. The financials sector was particularly hard-hit, as several major financial institutions collapsed in September and October,requiring government bailouts.

Quantitative Models Produced Mixed Results

Our quantitative security selection process was rendered less effective during the reporting period by heightened market volatility and an apparent disregard of business fundamentals among risk-averse investors.The valuation factors on which our models heavily rely were relatively ineffective as inexpensively valued stocks simply got cheaper during the downturn. Certain behavioral factors considered by our models, especially analysts’ earnings revisions, failed to add value due to the lack of clarity in the outlooks for most companies.

Although the fund successfully avoided most of the financial institutions that failed during the reporting period, a long position in American International Group was one of the more substantial detractors from the fund’s relative performance, as the global insurer was effectively nationalized by the U.S. government in October.An overweighted position in insurer Genworth Financial also hindered performance as the company encountered liquidity issues.

4

Retailer Bare Escentuals was hurt by disappointing earnings and reduced guidance from management regarding future results. Auto rental chain Hertz Global Holdings suffered amid reduced customer demand and pricing pressures. In the technology sector, networking and software company Ciena Corp. declined due to lower-than-expected quarterly earnings.

The fund achieved better results from discount retailer Big Lots, where sales climbed as cash-strapped consumers turned to low-priced goods. An overweighted position in health care company Baxter International benefited performance when the company announced higher earnings. An underweighted position in electronics retailer Circuit City Stores fell sharply in anticipation of a bankruptcy filing, which occurred soon after the reporting period’s end. Agribusiness giant Monsanto benefited from rising food prices during much of the reporting period. Finally, a short position in retailer Dillard’s fared relatively well as investors worried about excessive debt, weakening consumer spending and the bankruptcy of a competitor.

Finding Opportunities in a Distressed Market

The burgeoning financial crisis appears to have punished many stocks more severely than warranted by their underlying business fundamentals, and we have identified a number of opportunities to establish long positions in healthy companies at historically attractive prices. In our judgment, the fund is well positioned to benefit from a return to fundamentals among investors when the current crisis abates.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.

Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: BLOOMBERG L.P. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C, Class I and Class T shares of Dreyfus
130/30 Growth Fund on 10/18/07 (inception date) to a $10,000 investment made in the Russell 1000 Growth
Index (the “Index”) on that date. For comparative purposes, the value of the Index on 10/31/07 is used as the beginning value on 10/18/07. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A shares and Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	10/18/07	(44.37)%	(43.22)%
without sales charge	10/18/07	(40.98)%	(39.91)%
Class C shares
with applicable redemption charge †	10/18/07	(42.05)%	(40.38)%
without redemption	10/18/07	(41.46)%	(40.38)%
Class I shares	10/18/07	(40.82)%	(39.75)%
Class T shares
with applicable sales charge (4.5%)	10/18/07	(43.80)%	(42.67)%
without sales charge	10/18/07	(41.14)%	(40.07)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 130/30 Growth Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$ 14.90	$ 17.43	$ 14.02	$ 16.06
Ending value (after expenses)	$669.70	$666.70	$670.30	$668.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$ 17.91	$ 20.96	$ 16.86	$ 19.31
Ending value (after expenses)	$1,007.29	$1,004.22	$1,008.35	$1,005.88

† Expenses are equal to the fund’s annualized expense ratio of 3.55% for Class A, 4.16% for Class C, 3.34% for
Class I and 3.83% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—132.9%	Shares	Value ($)

Computers—7.2%
Apple	270 [a,b]	29,049
International Business Machines	378 [b]	35,143
Microsoft	3,630 [b]	81,058
		145,250
Consumer Discretionary—18.7%
Big Lots	1,074 [a,b]	26,238
Coach	418 [a,b]	8,611
Comcast, Cl. A	337	5,311
DIRECTV Group	186 [a,b]	4,072
Eastman Kodak	741 [b]	6,802
Expedia	200 [a]	1,902
GameStop, Cl. A	270 [a,b]	7,395
Gap	1,970 [b]	25,492
Genuine Parts	600 [b]	23,610
Guess?	1,000 [b]	21,770
H & R Block	140	2,761
Harman International Industries	50 [b]	919
Interpublic Group of Cos.	699 [a,b]	3,628
Liberty Global, Cl. A	900 [a,b]	14,841
Liz Claiborne	650	5,298
McDonald’s	1,150 [b]	66,620
News, Cl. A	250	2,660
NIKE, Cl. B	150	8,645
Omnicom Group	1,100 [b]	32,494
Polo Ralph Lauren	84 [b]	3,962
Priceline.com	145 [a,b]	7,631
Service Corporation International	3,067 [b]	21,162
Snap-On	880 [b]	32,516
Tiffany & Co.	180	4,941
Time Warner	84 [b]	848
WABCO Holdings	408	7,495
Walt Disney	1,021 [b]	26,444
Wyndham Worldwide	600 [b]	4,914
		378,982

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Staples—15.2%
Altria Group	685 [b]	13,145
Anheuser-Busch	100	6,203
Avon Products	1,770 [b]	43,949
Bare Escentuals	2,452 [a,b]	10,249
Bunge	434	16,670
Central European Distribution	210 [a]	6,046
ConAgra Foods	1,330 [b]	23,169
General Mills	200 [b]	13,548
H.J. Heinz	90	3,944
Kimberly-Clark	117	7,171
Lorillard	40	2,634
McCormick & Co.	950 [b]	31,977
Philip Morris International	873	37,949
Safeway	900 [b]	19,143
Sara Lee	2,939 [b]	32,858
Wal-Mart Stores	670 [b]	37,393
Walgreen	68 [b]	1,731
		307,779
Energy—12.1%
Cameron International	100 [a]	2,426
Dresser-Rand Group	900 [a,b]	20,160
Foundation Coal Holdings	100 [b]	2,076
Massey Energy	821 [b]	18,957
Murphy Oil	799 [b]	40,461
National Oilwell Varco	149 [a,b]	4,454
Noble Energy	100 [b]	5,182
Occidental Petroleum	1,110 [b]	61,649
Pioneer Natural Resources	600 [b]	16,698
Plains Exploration & Production	281 [a]	7,924
Quicksilver Resources	340 [a]	3,560
Smith International	700 [b]	24,136
Southwestern Energy	1,010 [a,b]	35,976
Valero Energy	38	782
		244,441

10

Common Stocks (continued)	Shares	Value ($)

Financial—10.0%
Allied Capital	600 [b]	4,380
Arch Capital Group	100 [a]	6,975
Assurant	20 [b]	509
Astoria Financial	1,150	21,873
Charles Schwab	2,500 [b]	47,800
Erie Indemnity, Cl. A	171	6,359
Genworth Financial, Cl. A	1,940 [b]	9,390
Goldman Sachs Group	19	1,758
Hartford Financial Services Group	130	1,342
Hudson City Bancorp	1,036	19,487
IntercontinentalExchange	125 [a]	10,695
Loews	318	10,561
Moody’s	400 [b]	10,240
Morgan Stanley	29	507
Nasdaq OMX Group	355 [a,b]	11,523
Northern Trust	43	2,421
NYSE Euronext	500 [b]	15,090
Prudential Financial	200 [b]	6,000
Simon Property Group	100 [b]	6,703
Torchmark	108	4,511
XL Capital, Cl. A	400 [b]	3,880
		202,004
Health Care—19.7%
Allergan	129	5,117
Applied Biosystems	70	2,158
Baxter International	930 [b]	56,255
Becton, Dickinson & Co.	100	6,940
Biogen Idec	125 [a]	5,318
Bristol-Myers Squibb	2,590 [b]	53,224
Celgene	192 [a,b]	12,338
CIGNA	870 [b]	14,181
Endo Pharmaceuticals Holdings	1,338 [a,b]	24,753
Genentech	192 [a]	15,924
Genzyme	100 [a,b]	7,288

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Gilead Sciences	200 [a]	9,170
Humana	309 [a]	9,143
Medtronic	1,120 [b]	45,170
Merck & Co.	271 [b]	8,387
Pfizer	1,320 [b]	23,377
St. Jude Medical	1,150 [a,b]	43,735
Watson Pharmaceuticals	757 [a,b]	19,811
WellCare Health Plans	619 [a,b]	14,961
WellPoint	560 [a,b]	21,767
		399,017
Industrial—16.4%
Cooper Industries, Cl. A	1,060 [b]	32,807
Corporate Executive Board	600 [b]	17,898
CSX	631	28,849
Cummins	61	1,577
FedEx	98 [b]	6,406
First Solar	103 [a,b]	14,801
Flowserve	212	12,067
Fluor	150	5,990
Foster Wheeler	200 [a]	5,480
General Dynamics	517	31,185
Goodrich	582 [b]	21,278
Honeywell International	250 [b]	7,613
Hubbell, Cl. B	93 [b]	3,336
Jacobs Engineering Group	534 [a]	19,454
Kirby	699 [a,b]	23,990
L-3 Communications Holdings	252 [b]	20,455
Manitowoc	700 [b]	6,888
Northrop Grumman	200 [b]	9,378
Oshkosh	600	4,596
Pitney Bowes	100 [b]	2,478
Precision Castparts	117 [b]	7,583
Tyco International	850 [b]	21,488
Union Pacific	295	19,697
United Parcel Service, Cl. B	65	3,431
Waste Management	100 [b]	3,123
		331,848

12

Common Stocks (continued)	Shares	Value ($)

Information Technology—24.4%
Adobe Systems	1,266 [a,b]	33,726
Automatic Data Processing	1,270 [b]	44,386
BMC Software	1,400 [a,b]	36,148
Brocade Communications Systems	3,418 [a]	12,886
CA	2,330 [b]	41,474
Cisco Systems	1,899 [a,b]	33,745
Corning	200	2,166
Google, Cl. A	10 [a]	3,594
Hewlett-Packard	2,350 [b]	89,958
Integrated Device Technology	1,945 [a]	12,370
Intel	3,200 [b]	51,200
JDS Uniphase	2,000 [a,b]	10,920
Juniper Networks	785 [a]	14,711
MEMC Electronic Materials	740 [a,b]	13,601
National Instruments	300 [b]	7,620
National Semiconductor	884 [b]	11,642
NCR	1,611 [a]	29,449
Oracle	500 [a]	9,145
Sohu.com	439 [a]	24,119
Trimble Navigation	20 [a]	411
Visa, Cl. A	79	4,373
WebMD Health, Cl. A	116 [a,b]	2,593
Xerox	190 [b]	1,524
		491,761
Materials—8.0%
Air Products & Chemicals	400 [b]	23,252
Airgas	300 [b]	11,508
AK Steel Holding	110 [b]	1,531
Alcoa	200	2,302
CF Industries Holdings	135	8,665
International Paper	1,026 [b]	17,668
Monsanto	670 [b]	59,617
Mosaic	472 [b]	18,602
Newmont Mining	342 [b]	9,008
Rohm & Haas	49	3,447
Terra Industries	153	3,364

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
United States Steel	50	1,844
		160,808
Telecommunication Services—.9%
CenturyTel	100	2,511
Qwest Communications International	329 [b]	941
Windstream	1,868	14,029
		17,481
Utilities—.3%
DPL	144	3,285
NRG Energy	100 [a,b]	2,325
Reliant Energy	112 [a]	588
		6,198

Total Investments (cost $3,801,150)	132.9%	2,685,569
Liabilities, Less Cash and Receivables	(32.9%)	(664,178)
Net Assets	100.0%	2,021,391

a	Non-income producing security.
b	Partially held by a broker as collateral for open short positions.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	24.4	Financial	10.0
Health Care	19.7	Materials	8.0
Consumer Discretionary	18.7	Computers	7.2
Industrial	16.4	Telecommunication Services	.9
Consumer Staples	15.2	Utilities	.3
Energy	12.1		132.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2008

Common Stocks—32.9%	Shares	Value ($)

Consumer Discretionary—4.2%
Abercrombie & Fitch, Cl. A	140	4,054
Clear Channel Outdoor Holdings, Cl. A	2,999 [a]	18,714
Gentex	773	7,412
Meredith	774	14,992
Office Depot	6,827 [a]	24,577
OfficeMax	115	926
Sherwin-Williams	175	9,959
Starwood Hotels & Resorts Worldwide	214	4,824
		85,458
Consumer Staples—2.3%
Clorox	177	10,763
Del Monte Foods	1,550	9,781
Estee Lauder, Cl. A	94	3,388
Hormel Foods	787	22,241
		46,173
Energy—2.2%
Anadarko Petroleum	300	10,590
BJ Services	100	1,285
Continental Resources	356 [a]	11,531
Hercules Offshore	1,284 [a]	9,360
Rowan	229	4,154
Southern Union	390	6,716
		43,636
Financial—4.6%
Cincinnati Financial	466	12,112
City National	100	5,353
Fidelity National Financial, Cl. A	1,470	13,245
First American	590	12,042
Janus Capital Group	281	3,299
Lazard, Cl. A	180	5,430
Legg Mason	528	11,716
Old Republic International	2,910	26,801
T Rowe Price Group	101	3,994
		93,992

The Fund 15

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—6.1%
Barr Pharmaceuticals	35 [a]	2,249
Cooper	850	14,008
DaVita	390 [a]	22,133
ImClone Systems	70 [a]	4,813
King Pharmaceuticals	879 [a]	7,726
Sepracor	896 [a]	11,935
UnitedHealth Group	1,359	32,249
Zimmer Holdings	609 [a]	28,276
		123,389
Industrial—6.5%
Con-way	205	6,979
Donaldson	346	12,161
Gardner Denver	500 [a]	12,810
Graco	903	22,331
IDEX	235	5,447
Iron Mountain	1,216 [a]	29,524
JB Hunt Transport Services	500	14,215
Masco	531	5,390
Pentair	128	3,538
Robert Half International	783	14,775
Timken	243	3,859
		131,029
Information Technology—3.3%
ADC Telecommunications	778 [a]	4,932
Cadence Design Systems	2,256 [a]	9,182
Cognizant Technology Solutions, Cl. A	143 [a]	2,746
Compuware	300 [a]	1,914
Ingram Micro, Cl. A	535 [a]	7,132

16

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
International Rectifier	143 [a]	2,208
Lam Research	351 [a]	7,849
Molex	1,195	17,220
Novellus Systems	905 [a]	14,299
		67,482
Materials—3.6%
Dow Chemical	200	5,334
Eagle Materials	347	6,145
Hercules	120	2,017
Scotts Miracle-Gro, Cl. A	1,100	28,732
Weyerhaeuser	800	30,576
		72,804
Telecommunication Services—.1%
Sprint Nextel	648	2,028
Total Securities Sold Short (proceeds $886,182)	32.9%	665,991

a Non-income producing security.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			3,801,150	2,685,569
Cash				22,457
Receivable for investment securities sold				107,055
Receivable from broker for proceeds
on securities sold short				60,366
Dividends receivable				1,968
Prepaid expenses				28,380
				2,905,795

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)				8,480
Securities sold short, at value (proceeds $886,182)—See
Statement of Securities Sold Short				665,991
Payable for investment securities purchased				170,487
Due to Broker				415
Dividends payable on securities sold short				387
Accrued expenses				38,644
				884,404

Net Assets ($)				2,021,391

Composition of Net Assets ($):
Paid-in capital				3,385,444
Accumulated net realized gain (loss) on investments				(468,663)
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short				(895,390)

Net Assets ($)				2,021,391

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	1,425,980	235,226	183,937	176,248
Shares Outstanding	193,671	32,201	24,919	24,000

Net Asset Value Per Share ($)	7.36	7.30	7.38	7.34

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends	51,144
Interest	19,658
Total Income	70,802
Expenses:
Management fee—Note 3(a)	23,874
Legal fees	84,018
Auditing fees	38,773
Interest on securities sold short	25,260
Registration fees	16,609
Dividends on securities sold short	10,031
Custodian fees—Note 3(d)	7,935
Shareholder servicing costs—Note 3(d)	7,524
Prospectus and shareholders’ reports	5,638
Distribution fees—Note 3(c)	2,897
Trustees’ fees and expenses—Note 3(b)	1,250
Loan commitment fees—Note 2	1
Miscellaneous	10,364
Total Expenses	234,174
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(153,915)
Less—reduction in fees due to earnings credits—Note 1(b)	(553)
Net Expenses	79,706
Investment (Loss)—Net	(8,904)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	(674,924)
Short sale transactions	206,339
Net Realized Gain (Loss)	(468,585)
Net unrealized appreciation (depreciation)
on investments and securities sold short	(889,263)
Net Realized and Unrealized Gain (Loss) on Investments	(1,357,848)
Net (Decrease) in Net Assets Resulting from Operations	(1,366,752)

See notes to financial statements.

The Fund 19

STATEMENT OF CASH FLOWS Year Ended October 31, 2008

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(3,134,467)
Proceed from sales of portfolio securities	2,711,343
Proceeds from securities sold short	110,126
Dividends received	50,312
Interest received	19,658
Interest and dividends paid	(35,023)
Operating expenses paid	(191,627)
Paid from The Dreyfus Corporation	164,123	(305,555)

Cash Flows from Financing Activites ($):
Paid-in-capital		287497
Cash at beginning of period		40,515
Cash at end of period		22,457

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities
Net Decrease in Net Assets Resulting from Operations		(1,366,752)

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(3,134,467)
Proceeds from sales of portfolio securities		2,711,343
Proceeds from securities sold short		110,126
Increase in interest and dividends
payable on securities sold short		268
Increase in accrued operating expenses		11,209
Decrease in prepaid expenses		(28,380)
Increase in Due to The Dreyfus Corporation		34,082
Net realized gains on investments		468,585
Net unrealized depreciation on investments		889,263
Decrease in dividends and income receivable		(832)
Net Cash Provided by Operating Activities		(305,555)

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment (loss)—net	(8,904)	(816)
Net realized gain (loss) on investments	(468,585)	25
Net unrealized appreciation
(depreciation) on investments	(889,263)	(6,127)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,366,752)	(6,918)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	303,506	2,207,564
Class C Shares	144,341	300,000
Class I Shares	11,206	300,000
Class T Shares	—	300,000
Cost of shares redeemed:
Class A Shares	(122,167)	—
Class C Shares	(49,389)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	287,497	3,107,564
Total Increase (Decrease) in Net Assets	(1,079,255)	3,100,646

Net Assets ($):
Beginning of Period	3,100,646	—
End of Period	2,021,391	3,100,646

Capital Share Transactions (Shares):
Class A
Shares sold	28,213	176,661
Shares redeemed	(11,203)	—
Net Increase (Decrease) in Shares Outstanding	17,010	176,661

Class C
Shares sold	13,472	24,000
Shares redeemed	(5,271)	—
Net Increase (Decrease) in Shares Outstanding	8,201	24,000

Class I
Shares sold	919	24,000

Class T
Shares sold	—	24,000

a From October 18, 2007 (commencement of operations) to October 31, 2007.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment (loss)—net[b]	(.02)	(.00)[c]
Net realized and unrealized gain (loss) on investments	(5.09)	(.03)
Total from Investment Operations	(5.11)	(.03)
Net asset value, end of period	7.36	12.47

Total Return (%)[d]	(40.98)	(.24)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.24	25.89[f]
Ratio of net expenses to average net assets	2.76	1.60[f]
Ratio of net investment (loss) to average net assets	(.24)	(.63)[f]
Portfolio Turnover Rate	77.50	.12[e]

Net Assets, end of period ($ x 1,000)	1,426	2,203

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

22

	Year Ended October 31,

Class C Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment (loss)—net[b]	(.10)	(.01)
Net realized and unrealized gain (loss) on investments	(5.07)	(.02)
Total from Investment Operations	(5.17)	(.03)
Net asset value, end of period	7.30	12.47

Total Return (%)[c]	(41.46)	(.24)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	9.13	26.52[e]
Ratio of net expenses to average net assets	3.52	2.35[e]
Ratio of net investment (loss) to average net assets	(.99)	(1.38)[e]
Portfolio Turnover Rate	77.50	.12[d]

Net Assets, end of period ($ x 1,000)	235	299

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class I Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment income (loss)—net[b,c]	.00	(.00)
Net realized and unrealized gain (loss) on investments	(5.09)	(.03)
Total from Investment Operations	(5.09)	(.03)
Net asset value, end of period	7.38	12.47

Total Return (%)	(40.82)	(.24)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.00	25.52[e]
Ratio of net expenses to average net assets	2.51	1.35[e]
Ratio of net investment income (loss) to average net assets	.01	(.38)[e]
Portfolio Turnover Rate	77.50	.12[d]

Net Assets, end of period ($ x 1,000)	184	299

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01.
d	Not annualized.
e	Annualized.
See notes to financial statements.

24

	Year Ended October 31,

Class T Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment (loss)—net[b]	(.05)	(.00)[c]
Net realized and unrealized gain (loss) on investments	(5.08)	(.03)
Total from Investment Operations	(5.13)	(.03)
Net asset value, end of period	7.34	12.47

Total Return (%)[d]	(41.14)	(.24)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.46	26.02[f]
Ratio of net expenses to average net assets	3.01	1.85[f]
Ratio of net investment (loss) to average net assets	(.49)	(.88)[f]
Portfolio Turnover Rate	77.50	.12[e]

Net Assets, end of period ($ x 1,000)	176	299

a	From October 18, 2007 (commencement of opertions) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus 130/30 Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering seven series, as of October 31, 2008, including the fund. The fund’s investment objective seeks capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of BNY Mellon, serves as the fund’s sub-Investment adviser.

At a meeting of the fund’s Board of Trustees held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier 130/30 Growth Fund” to “Dreyfus 130/30 Growth Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), act-

26

ing on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Class T shares are subject to a sales charge imposed at the time of purchase and bear distribution and service fees. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 168,000 Class A shares and 24,000 in each of Class C, Class I and Class T shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

able. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

28

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Concentration of risk: The fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.”The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, pre-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

sented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $462,837 and unrealized depreciation $901,216.

The accumulated capital loss carryover is available for federal tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $8,904, decreased accumulated net realized gain (loss) on investments by $78 and decreased paid-in capital by $8,826. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective

30

October 15, 2008 the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2008, the fund did not borrow under either Facility.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed until March 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitments fess on borrowings such as interest charged by the fund’s prime broker, substitute dividend expenses on securities sold short, and extraordinary expenses) do not exceed 1.25% .The expense reimbursement, pursuant to the undertaking, amounted to $153,915 during the period ended October 31, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .41% of the value of the fund’s average net assets, payable monthly.

During the period ended October 31, 2008, the Distributor retained $28 from commissions earned on sales of the fund’s Class A shares.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, prior to April 12, 2008, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are changed and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2008, Class C and Class T shares were charged $2,264 and $633, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to

32

the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2008, Class A, Class C and Class T shares were charged $4,975, $755 and $633, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $661 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $157 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $7,935 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,442, Rule 12b-1 distribution plan fees $186, shareholder services plan fees $385, custodian fees $4,374, chief compliance officer fees $1,973 and transfer agency per account fees $120.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Prime broker fees charged on the fund are included in interest expense.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 2008.

	Purchases ($)	Sales ($)

Long transactions	3,304,954	2,818,398
Short sale transactions	1,133,910	1,303,986
Total	4,438,864	4,122,384

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at October 31, 2008, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

At October 31, 2008, the cost of investments for federal income tax purposes was $3,806,976; accordingly, accumulated net unrealized depreciation on investments was $1,121,407, consisting of $25,299 gross unrealized appreciation and $1,146,706 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative

34

disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus 130/30 Growth Fund (formerly Dreyfus Premier 130/30 Growth Fund), a series ofThe Dreyfus/Laurel FundsTrust (the “Fund”), including the statements of investments and securities sold short, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of cash flows, the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 130/30 Growth Fund as of October 31, 2008, the results of its operations for the year ended, its cash flows, the changes in its net assets and its financial highlights for the year then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

36

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

38

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Dreyfus Global Equity Income Fund

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

21	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Important Tax Information

36	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Global Equity
Income Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Global Equity Income Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for international investors. A credit crunch that began in the United States in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Meanwhile, the global economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment around the world.These factors undermined equity returns in most regions, including formerly high-flying emerging markets.

The depth and duration of the economic downturn will depend on how quickly the global financial system can be stabilized. We believe that government efforts in the United States and Europe meet several critical requirements for addressing today’s financial stresses, and we expect them to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing.Indeed,we already are seeing some positive signs, including a likely peak in global inflationary pressures, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by James Harries, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of –42.41%, Class C shares returned –42.76%, Class I shares returned –42.27% and Class T shares returned –42.54% .1 In comparison, the fund’s benchmark, the FTSEWorld Index (the“Index”),produced a total return of –42.31% for the same period.2

Stock markets throughout the world posted sharp declines due to a slowing global economy and a severe banking crisis. Relatively strong fund performance over the first half of the reporting period was offset by weakness during the second half stemming from underweighted exposure to the United States and relatively heavy positions in the emerging markets, causing the fund to produce returns that were in line with its benchmark.

The Fund’s Investment Approach

The fund seeks total return, consisting of capital appreciation and income.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities.The fund seeks to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States,Canada,Japan,Australia,Hong Kong andWestern Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be relatively attractive, we seek attractively priced stocks of companies that we believe to have sustainable competitive advantages.

Global Financial Crisis Sparked Broad Declines

Following a downward trend established by the United States, most regions of the world suffered from slowing economic growth, fueling

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fears of a potentially deep and prolonged global recession. Commodity prices that had soared over the reporting period’s first half plummeted over the second half as global demand eased.

Meanwhile, a global credit crunch that began in 2007 developed into a full-blown financial crisis later in the reporting period, and poor liquidity conditions in the credit markets nearly led to the collapse of the global banking system in September 2008. Government and regulatory authorities intervened, pumping billions of dollars into the system to restore a degree of investor confidence. These efforts included capital infusions by the United States, United Kingdom and other governments, as well as coordinated reductions of short-term interest rates by major central banks.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemptions. Selling pressure led to broadly lower prices even among fundamentally sound markets and stocks.The financials sector was particularly hard-hit.

Early Gains Erased by “Flight to Quality”

The fund produced relatively strong results over the reporting period’s first half, when overweighted exposure to faster-growing emerging markets enabled the fund to participate more fully in their gains.At the same time, relatively light exposure to dollar- and yen-denominated stocks in the U.S. and Japanese markets, respectively, helped the fund avoid the full brunt of those equities’ and currencies’ early declines. However, the trends supporting these results later reversed.When the global banking system almost ground to a halt, investors responded by flocking to traditional safe havens, including the U.S. dollar and Japanese yen, which strengthened relative to most other currencies. Conversely, currencies in the emerging markets lost value.

In addition, for the reporting period overall, the fund’s emphasis on the traditionally defensive utilities and health care sectors proved disappointing when these stocks tumbled amid intense, broad-based selling pressure. Oil-and-gas producers detracted from relative performance as slumping commodity prices erased earlier gains. Among individual stocks, Indonesian agribusiness leader Astra Agro Lestari fell along with

4

palm oil prices, financial exchange Bursa Malaysia encountered difficult market conditions and Philippine power producer First Gen was hurt by financing concerns surrounding a recent acquisition.

The fund achieved better results in the technology sector, where a number of Taiwan companies, such as High Tech Computer, fared relatively well.The fund also benefited from underweighted positions in the financials and industrials sectors. Finally, the fund received positive contributions from Fording Canadian Coal Trust, U.S. aluminum producer Reynolds American and Thai telecommunications firm Advanced Info Service.

Maintaining a Cautious Posture

Although we were encouraged by the aggressive responses of governments and central banks to the financial crisis, we expect the global economic downturn and portfolio deleveraging to persist. Therefore, we have adopted a cautious investment posture, emphasizing the historically defensive telecommunications, tobacco and pharmaceutical industry groups and de-emphasizing the troubled banking, retail, media and automotive areas.We have found a number of relatively attractive investments in Asia and Brazil, but fewer in the United States. In our judgment, these strategies should help the fund weather the current storm until a recovery begins.

November 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.

Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: BLOOMBERG L.P. - Reflects reinvestment of dividends and, where applicable, capital gain distributions.The FTSE World Index is an unmanaged, free-floating, market- capitalization weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and midcap companies in developed and advanced emerging markets.

The Fund 5

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C, Class I and Class T shares of Dreyfus
Global Equity Income Fund on 10/18/07 (inception date) to a $10,000 investment made in the FTSE World Index
(the “Index”) on that date. All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 10/31/07 is used as the beginning value on 10/18/07.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A shares and Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged, free-float market capitalization-weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and mid-cap companies in developed and advanced emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	10/18/07	(45.71)%	(41.73)%
without sales charge	10/18/07	(42.41)%	(38.32)%
Class C shares
with applicable redemption charge †	10/18/07	(43.32)%	(38.73)%
without redemption	10/18/07	(42.76)%	(38.73)%
Class I shares	10/18/07	(42.27)%	(38.18)%
Class T shares
with applicable sales charge (4.5%)	10/18/07	(45.13)%	(41.13)%
without sales charge	10/18/07	(42.54)%	(38.46)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.05	$ 9.07	$ 5.04	$ 7.06
Ending value (after expenses)	$604.80	$603.30	$605.40	$604.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$7.61	$11.39	$6.34	$8.87
Ending value (after expenses)	$1,017.60	$1,013.83	$1,018.85	$1,016.34

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C, 1.25% for
Class I and 1.75% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—93.3%	Shares	Value ($)

Australia—4.7%
Telstra	63,799	175,169
Bermuda—.5%
Bunge	65	19,500
Brazil—7.7%
Cia de Saneamento de Minas Gerais	6,200	38,748
Natura Cosmeticos	4,500	38,841
Petroleo Brasileiro (Preferred), ADR	1,249	27,565
Tele Norte Leste Participacoes, ADR	6,915	93,906
Terna Participacoes	5,949	45,857
Vale Capital	1,550	43,787
		288,704
Canada—1.7%
Progress Energy Trust	7,887	62,819
Finland—2.9%
Elisa	4,728	70,927
Nokia	2,341	36,342
		107,269
France—2.0%
Total	1,381	75,361
Germany—7.2%
Deutsche Post	6,412	70,691
Deutsche Telekom	2,595	38,300
E.ON	1,120	42,340
K+S	819	32,026
Muenchener Rueckversicherungs	319	41,837
Symrise	3,747	45,990
		271,184
Hong Kong—6.1%
CNOOC	42,000	34,398
Hongkong Land Holdings	15,000	40,233
Hopewell Highway Infrastructure	137,471	89,338
HSBC Holdings	5,200	63,049
		227,018

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Israel—.9%
Israel Chemicals	3,521	34,016
Italy—1.9%
ENI	2,965	70,026
Malaysia—1.0%
Bursa Malaysia	25,900	38,344
Netherlands—5.5%
Reed Elsevier	5,609	74,607
Royal Dutch Shell, Cl. A	1,607	44,282
Unilever	3,553	85,317
		204,206
Norway—2.4%
Aker Solutions	3,647	19,737
StatoilHydro	3,537	68,689
		88,426
Singapore—5.1%
DBS Group Holdings	5,000	38,278
Mapletree Logistics Trust	138,250	38,953
Parkway Holdings	55,666	59,647
Singapore Technologies Engineering	35,000	55,401
		192,279
South Africa—2.1%
Gold Fields	10,935	77,188
South Korea—2.3%
LG Telecom	12,255	86,314
Spain—.3%
Clinica Baviera	1,468	11,600
Sweden—2.5%
Tele2, Cl. B	4,867	41,081
Telefonaktiebolaget LM Ericsson, Cl. B	7,743	53,882
		94,963
Switzerland—2.6%
Verwalt & Privat-Bank	463	63,879
Zurich Financial Services	175	35,160
		99,039

10

Common Stocks (continued)	Shares	Value ($)

Taiwan—3.0%
HTC	2,600	31,024
Taiwan Semiconductor Manufacturing	54,186	80,178
		111,202
Thailand—2.0%
Advanced Info Service	35,000	74,176
United Kingdom—13.0%
Aberdeen Asset Management	21,180	31,785
Admiral Group	1,867	27,417
Anglo American	1,999	49,286
BHP Billiton	2,500	42,366
Cable & Wireless	39,416	77,960
GlaxoSmithKline	4,275	82,353
ICAP	9,000	44,466
Smiths Group	2,755	35,404
Vodafone Group	49,423	94,731
		485,768
United States—15.9%
Annaly Capital Management	3,818	53,070
AT & T	2,327	62,294
Cal-Maine Foods	1,306	38,383
Eli Lilly & Co.	2,078	70,278
Merck & Co.	2,934	90,807
Pfizer	4,304	76,224
Philip Morris International	1,519	66,031
Reynolds American	2,913	142,620
		599,707
Total Common Stocks
(cost $5,406,891)		3,494,278

Preferred Stocks—.9%

Brazil
Banco do Estado do Rio Grande do Sul
(cost $73,275)	13,300	32,843

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes—2.1%	Rate (%)	Date	Amount ($)	Value ($)

United Kingdom
Standard Chartered,
Jr. Sub. Notes
(cost $105,741)	8.13	11/27/13	106,000	79,699

Total Investments (cost $5,585,907)			96.3%	3,606,820
Cash and Receivables (Net)			3.7%	138,336
Net Assets			100.0%	3,745,156
ADR—American Depository Receipts

Portfolio Summary (Unaudited)†
	Value (%)			Value (%)

Telecommunications	22.7	Industrial		6.7
Financial	18.5	Technology		4.4
Oil & Gas	10.8	Utilities		3.4
Health Care	10.4	Consumer Services		2.0
Consumer Goods	9.9
Materials	7.5			96.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			5,585,907	3,606,820
Cash				41,261
Unrealized appreciation on forward
currency exchange contracts—Note 4				92,774
Receivable for investment securities sold				30,863
Receivable for futures variation margin—Note 4				24,380
Dividends and interest receivable				21,726
Receivable for shares of Beneficial Interest subscribed				6,090
Prepaid expenses				40,727
Due from The Dreyfus Corporation and affiliates—Note 3(d)				2,549
				3,867,190

Liabilities ($):
Cash overdraft denominated in foreign currency			21,315	20,945
Unrealized depreciation on forward
currency exchange contracts—Note 4				51,390
Payable for investment securities purchased				2,483
Interest payable—Note 2				64
Accrued expenses				47,152
				122,034

Net Assets ($)				3,745,156

Composition of Net Assets ($):
Paid-in capital				6,269,780
Accumulated undistributed investment income—net				32,712
Accumulated net realized gain (loss) on investments				(616,804)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(1,940,532)

Net Assets ($)				3,745,156

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	2,523,381	844,369	176,809	200,597
Shares Outstanding	343,538	115,146	24,083	27,366

Net Asset Value Per Share ($)	7.35	7.33	7.34	7.33

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $17,251 foreign taxes withheld at source);
Unaffiliated issuers	223,752
Interest	2,567
Total Income	226,319
Expenses:
Management fee—Note 3(a)	36,102
Legal fees	63,731
Custodian fees—Note 3(d)	48,680
Auditing fees	43,738
Registration fees	17,537
Prospectus and shareholders’ reports	12,090
Shareholder servicing costs—Note 3(d)	12,115
Distribution fees—Note 3(c)	6,428
Trustees’ fees and expenses—Note 3(b)	1,988
Interest expense—Note 2	134
Loan commitment fees—Note 2	1
Miscellaneous	13,236
Total Expenses	255,780
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(185,911)
Less—Trustees’ fees reimbursed by the Manager—Note 3(b)	(322)
Less—reduction in fees due to earnings credits—Note 1(c)	(2,561)
Net Expenses	66,986
Investment Income—Net	159,333

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(637,328)
Net realized gain (loss) on options transactions	(1,349)
Net realized gain (loss) on financial futures	26,582
Net realized gain (loss) on forward currency exchange contracts	16,902
Net Realized Gain (Loss)	(595,193)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(2,141,662)
Net Realized and Unrealized Gain (Loss) on Investments	(2,736,855)
Net (Decrease) in Net Assets Resulting from Operations	(2,577,522)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	159,333	4,140
Net realized gain (loss) on investments	(595,193)	(51,975)
Net unrealized appreciation
(depreciation) on investments	(2,141,662)	201,130
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,577,522)	153,295

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(94,769)	—
Class C Shares	(26,748)	—
Class I Shares	(8,832)	—
Class T Shares	(8,647)	—
Total Dividends	(138,996)	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,981,925	2,104,062
Class C Shares	1,176,028	300,000
Class I Shares	11,907	300,000
Class T Shares	42,500	300,000
Dividends reinvested:
Class A Shares	29,173	—
Class C Shares	8,737	—
Class I Shares	336	—
Class T Shares	66	—
Cost of shares redeemed:
Class A Shares	(890,944)	—
Class C Shares	(48,989)	—
Class I Shares	(6,422)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	3,304,317	3,004,062
Total Increase (Decrease) in Net Assets	587,799	3,157,357

Net Assets ($):
Beginning of Period	3,157,357	—
End of Period	3,745,156	3,157,357
Undistributed investment income (loss)—net	32,712	(9,236)

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class A
Shares sold	255,295	168,325
Shares issued for dividends reinvested	2,738	—
Shares redeemed	(82,820)	—
Net Increase (Decrease) in Shares Outstanding	175,213	168,325

Class C
Shares sold	95,823	24,000
Shares issued for dividends reinvested	809	—
Shares redeemed	(5,486)	—
Net Increase (Decrease) in Shares Outstanding	91,146	24,000

Class I
Shares sold	945	24,000
Shares issued for dividends reinvested	31	—
Shares redeemed	(893)	—
Net Increase (Decrease) in Shares Outstanding	83	24,000

Class T
Shares sold	3,360	24,000
Shares issued for dividends reinvested	6	—
Net Increase (Decrease) in Shares Outstanding	3,366	24,000

a From October 18, 2007 (commencement of operations) to October 31, 2007.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.14	12.50
Investment Operations:
Investment income—net[b]	.44	.02
Net realized and unrealized
gain (loss) on investments	(5.90)	.62
Total from Investment Operations	(5.46)	.64
Distributions:
Dividends from investment income—net	(.33)	—
Net asset value, end of period	7.35	13.14

Total Return (%)[c]	(42.41)	5.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.84	26.08[e]
Ratio of net expenses to average net assets	1.44	1.50[e]
Ratio of net investment income to average net assets	3.88	3.62[e]
Portfolio Turnover Rate	99.04	3.45[d]

Net Assets, end of period ($ x 1,000)	2,523	2,211

a	From October 18, 2007 (commencement of operations) to October 31, 2007.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class C Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.13	12.50
Investment Operations:
Investment income—net[b]	.36	.01
Net realized and unrealized
gain (loss) on investments	(5.89)	.62
Total from Investment Operations	(5.53)	.63
Distributions:
Dividends from investment income—net	(.27)	—
Net asset value, end of period	7.33	13.13

Total Return (%)[c]	(42.76)	4.96[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.06	26.83[e]
Ratio of net expenses to average net assets	2.18	2.25[e]
Ratio of net investment income to average net assets	3.35	2.86[e]
Portfolio Turnover Rate	99.04	3.45[d]

Net Assets, end of period ($ x 1,000)	844	315

a	From October 18, 2007 (commencement of operations) to October 31, 2007.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

[d]	Not annualized.

e	Annualized.

See notes to financial statements.

18

	Year Ended October 31,

Class I Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.14	12.50
Investment Operations:
Investment income—net[b]	.45	.02
Net realized and unrealized
gain (loss) on investments	(5.90)	.62
Total from Investment Operations	(5.45)	.64
Distributions:
Dividends from investment income—net	(.35)	—
Net asset value, end of period	7.34	13.14

Total Return (%)	(42.27)	5.04[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.32	25.84[d]
Ratio of net expenses to average net assets	1.21	1.25[d]
Ratio of net investment income to average net assets	3.90	3.86[d]
Portfolio Turnover Rate	99.04	3.45[c]

Net Assets, end of period ($ x 1,000)	177	315

a	From October 18, 2007 (commencement of operations) to October 31, 2007.

b	Based on average shares outstanding at each month end.

c	Not annualized.

[d]	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class T Shares	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	13.14	12.50
Investment Operations:
Investment income—net[b]	.40	.02
Net realized and unrealized
gain (loss) on investments	(5.89)	.62
Total from Investment Operations	(5.49)	.64
Distributions:
Dividends from investment income—net	(.32)	—
Net asset value, end of period	7.33	13.14

Total Return (%)[c]	(42.54)	5.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.85	26.34[e]
Ratio of net expenses to average net assets	1.71	1.75[e]
Ratio of net investment income to average net assets	3.42	3.36[e]
Portfolio Turnover Rate	99.04	3.45[d]

Net Assets, end of period ($ x 1,000)	201	315

a	From October 18, 2007 (commencement of operations) to October 31, 2007.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

[d]	Not annualized.

e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel FundsTrust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of BNY Mellon, serves as the fund’s sub-investment adviser.

At a meeting of the fund’s Board of Trustees held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Global Equity Income Fund” to “Dreyfus Global Equity Income Fund.”

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A and ClassT shares are sold with a front-end sales charge, while Class C shares are subject

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 168,000 Class A shares and 24,000 in each of Class C, Class I and Class T shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or

22

official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and cash balances and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

24

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $74,345, accumulated capital losses $550,003 and unrealized depreciation $2,048,966.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2008 was as follows: ordinary income $138,996.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $21,611 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be

26

utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $10,600 with a related weighted average annualized interest rate of 2.54% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until March 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the annual operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $185,911 during the period ended October 31, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets, payable monthly.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings prior to April 12, 2008, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund,the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended October 31, 2008, the Distributor retained $2,660 from commissions earned on sales of the fund’s Class A shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2008, Class C and Class T shares were charged $5,654 and $774, respectively, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

28

other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2008, Class A, Class C and Class T shares were charged $7,247, $1,885 and $774, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $92 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $120 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $48,680 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due fromThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: an expense reimbursement of $26,490, which is offset by management fees $2,789, Rule 12b-1 distribution plan fees $599, shareholder services plan fees

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

$781, chief compliance officer fees $1,973, custodian fees $17,559 and transfer agency per account fees $240.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward currency exchange contracts, during the period ended October 31, 2008, amounted to $6,735,413 and $3,962,814, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2008, there were no open financial futures contracts outstanding.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.At October 31, 2008, there were no call options written.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund

30

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.At October 31, 2008, there were no put options written.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2008:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
British Pound,
expiring 11/3/2008	1,288	2,121	2,073	(48)
British Pound,
expiring 11/4/2008	255	411	410	(1)
British Pound,
expiring 11/14/2008	93,768	163,776	150,744	(13,032)
British Pound,
expiring 1/15/2009	179,776	317,440	288,163	(29,277)

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases (continued):
Japanese Yen,
expiring 11/14/2008	13,109,220	125,100	133,123	8,023
Japanese Yen,
expiring 11/14/2008	3,765,812	35,534	38,242	2,708
Swiss Franc,
expiring 4/15/2009	93,213	81,920	80,597	(1,323)
Sales:		Proceeds ($)
British Pound,
expiring 11/14/2008	67,000	125,100	107,711	17,389
British Pound,
expiring 11/14/2008	18,100	35,533	29,098	6,435
British Pound,
expiring 1/15/2009	81,000	158,262	129,835	28,427
British Pound,
expiring 1/15/2009	84,000	159,178	134,644	24,534
British Pound,
expiring 4/15/2009	48,000	81,920	76,713	5,207
Japanese Yen,
expiring 11/14/2008	16,875,032	163,777	171,365	(7,588)
Singapore Dollar,
expiring 11/3/2008	23,001	15,389	15,510	(121)
Singapore Dollar,
expiring 11/4/2008	8,524	5,799	5,748	51
Total				41,384

At October 31, 2008, the cost of investments for federal income tax purposes was $5,652,837; accordingly, accumulated net unrealized depreciation on investments was $2,046,017, consisting of $7,351 gross unrealized appreciation and $2,053,368 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required

32

for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Equity Income Fund (formerly Dreyfus Premier Global Equity Income Fund), a series of The Dreyfus/Laurel Funds Trust (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Equity Income Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

34

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2008:

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with Form 1099-DIV which will be mailed by January 31, 2009.

For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $138,996 represents the maximum amount that may be considered qualified dividend income.

The Fund 35

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

36

The Fund 37

OFFICERS OF THE FUND (Unaudited)

38

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Dreyfus International Bond Fund

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

19	Statement of Financial Futures

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statement of Changes in Net Assets

24	Financial Highlights

27	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Important Tax Information

46	Board Members Information

48	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus International Bond Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for fixed-income investors.A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in most bond market sectors, including municipal bonds. Even the traditional safe haven of U.S. government securities has encountered heightened volatility.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the general financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among municipal securities and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Thomas F. Fahey, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31,2008,Dreyfus International Bond Fund’s Class A shares produced a total return of 1.21%, Class C shares achieved a total return of 0.40%, and Class I shares achieved a total return of 1.47% .1 In comparison, the fund’s benchmark, the J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged) (the “Index”), produced a total return of 1.74% for the same period.2

International bond markets encountered heightened volatility due to a slowing global economy and an intensifying financial crisis. The fund’s returns were lower than its benchmark, which we attribute in part to the portfolio’s overweight position in the high yield corporate securities relative to the Index as well as currency fluctuations toward a stronger dollar that significantly devalued non-U.S. investments for U.S. residents.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed-income securities.The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund ordinarily invests in at least five countries other than the U.S. and, at times, may invest a substantial portion of its assets in a single foreign country. Generally, the fund seeks to maintain a portfolio with an investment grade average credit quality.

We focus on identifying undervalued government bond markets, currencies, sectors and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features.We select securities for the fund’s portfolio by:

  Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a compara- tive valuation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Focusing on sectors and individual securities that appear to be rela- tively undervalued and actively traded among sectors.

We may hedge some, but not necessarily all, of the fund’s foreign currency exposure to the Index, but, at times, we may seek to manage currency risk, and we may find opportunities to add value by hedging a portion of the fund’s currency exposure to the U.S. dollar.

Global Financial Crisis Sparked Heightened Volatility

Following a downward trend established by the United States, most regions of the world suffered from slowing economic growth,fueling fears of a global recession. Meanwhile, a credit crunch that began in the U.S. sub-prime mortgage market in 2007 developed into a global financial crisis later in the reporting period,nearly leading to the collapse of the global banking system in September 2008. Government and regulatory authorities intervened, pumping billions of dollars into the system to restore a degree of investor confidence.These efforts included an unprecedented, coordinated reduction of short-term interest rates by major central banks.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls. Selling pressure led to broadly lower prices even among fundamentally sound bonds. Bonds from emerging markets were particularly hard-hit, while those from developed markets fared better.

Long Duration Bolstered Relative Performance

The fund benefited from an emphasis on bonds from higher-quality, developed markets. A position in German bonds helped drive the fund’s positive relative performance as investors flocked to traditional safe havens. In addition, the fund’s holdings of United Kingdom and New Zealand bonds fared relatively well in the flight to quality.

The fund also achieved positive results from our interest rate strategies, which tended to favor bonds with maturities in the five-year range over longer-term maturities. However, we also had longer duration relative to the Index.This strategy paid off when central banks eased short-term interest rates, and shorter maturity yields declined more steeply than yields of longer-term bonds.

On the other hand, currency fluctuations proved detrimental to the fund’s relative performance, as the U.S. dollar reversed course and rallied during the flight to quality, eroding the value of non-U.S. bonds for

U.S. residents.We successfully mitigated some of the adverse impact of currency fluctuations through active currency positions and the use of futures contracts.The fund’s relative performance also was hampered by its holdings of investment-grade and high yield corporate bonds, which were hurt by economic and credit concerns. Although the fund held relatively few lower-rated credits, even this small allocation had a mate rially adverse effect on returns during the financial crisis.

Maintaining a Cautious Posture

As of the reporting period’s end, the global economic downturn and financial crisis have persisted.Therefore, we have maintained a cautious investment posture, including an emphasis on higher-quality, developed markets. However, we have found a number of attractively valued bonds in more speculative areas, and we may establish positions in such secu rities when we see evidence that the current downturn has bottomed

November 17, 2008

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1,
2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged)
is a widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets.The Index measures the total, principal, and interest returns in each market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus
International Bond Fund on 12/30/05 (inception date) to a $10,000 investment made in the J.P. Morgan Global
Government Bond Index, Excluding U.S. (Unhedged) (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests 80% of its assets primarily in fixed-income securities.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all
classes.The Index is a widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets.The Index measures the total, principal and interest returns in each market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	12/30/05	(3.36)%	4.17%
without sales charge	12/30/05	1.21%	5.88%
Class C shares
with applicable redemption charge †	12/30/05	(0.56)%	5.06%
without redemption	12/30/05	0.40%	5.06%
Class I shares	12/30/05	1.47%	6.13%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 5.32	$ 8.93	$ 4.11
Ending value (after expenses)	$92300	$919.30	$924.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 5.58	$ 9.37	$ 4.32
Ending value (after expenses)	$1,019.61	$1,015.84	$1,020.86

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2008

		Coupon	Maturity	Principal
Bonds and Notes—91.4%		Rate (%)	Date	Amount ($)		Value ($)

Australia—1.4%
Queensland Treasury,
Gov’t Notes, Ser. 13G	AUD	6.00	8/14/13	850,000	[a]	575,970
Rio Tinto Finance USA,
Gtd. Notes		5.88	7/15/13	135,000		115,310
						691,280
Belgium—1.6%
Belgium Kingdom,
Bonds, Ser. 40	EUR	5.50	9/28/17	95,000	[a]	129,580
Belgium Kingdom,
Bonds, Ser. 41	EUR	4.25	9/28/13	450,000	[a]	583,735
Belgium Kingdom,
Bonds, Ser. 44	EUR	5.00	3/28/35	30,000	[a]	38,851
						752,166
Brazil—2.0%
Federal Republic of Brazil
Sr. Unscd. Bonds	BRL	10.25	1/10/28	1,900,000	[a]	622,663
Federal Republic of Brazil,
Unsub. Bonds	BRL	12.50	1/5/16	825,000	[a]	338,911
						961,574
Canada—.8%
Province of Ontario Canada,
Notes	CAD	4.50	12/2/12	460,000	[a]	391,616
Denmark—.2%
NYKREDIT,
Sub. Notes	EUR	4.90	9/29/49	125,000	[a,b]	116,370
France—.8%
Government of France,
Bonds	EUR	4.75	4/25/35	140,000	[a]	179,506
Societe Generale,
Sub. Notes	EUR	6.13	8/20/18	150,000	[a]	191,248
						370,754
Germany—14.2%
Bundesobligation,
Bonds, Ser. 144	EUR	3.25	4/17/09	100,000	[a]	127,811
Bundesrepublik Deutschland
Bonds, Ser. 01	EUR	5.00	7/4/11	660,000	[a]	887,126
Bundesrepublik Deutschland,
Bonds, Ser. 05	EUR	3.50	1/4/16	475,000	[a]	598,170

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Germany (continued)
Bundesrepublik Deutschland,
Bonds, Ser. 99	EUR	3.75	1/4/09	650,000	[a]	828,100
Bundesrepublik Deutschland,
Bonds, Ser. 5	EUR	4.00	1/4/37	560,000	[a]	664,090
Bundesrepublik Deutschland,
Bonds, Ser. 06	EUR	4.00	7/4/16	740,000	[a]	953,759
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.75	7/4/34	50,000	[a]	65,733
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.75	7/4/34	1,315,000	[a]	1,728,788
Bundesrepulbik Deutschland,
Bonds, Ser. 07	EUR	4.25	7/4/17	275,000	[a]	359,989
KFW,
Gov’t Gtd. Notes	JPY	2.05	2/16/26	3,000,000	[a]	28,704
KFW,
Gov’t Gtd. Notes	NZD	6.50	11/15/11	1,130,000	[a]	663,360
						6,905,630
Italy—3.8%
Atlantia,
Gtd. Notes	EUR	5.41	6/9/11	100,000	[a,b]	125,917
Buoni Poliennali del Tesoro,
Bonds	EUR	4.25	8/1/14	145,000	[a]	183,871
Buoni Poliennali del Tesoro,
Bonds	EUR	4.50	2/1/18	1,245,000	[a]	1,529,116
						1,838,904
Japan—16.9%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	34,000,000	[a]	300,624
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.40	6/20/12	8,000,000	[a]	82,258
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.70	9/20/22	24,000,000	[a]	235,877
Japan Finance for
Municipal Enterprises,
Gov’t Gtd. Notes	JPY	1.35	11/26/13	11,000,000	[a]	112,037
Japan Finance for
Municipal Enterprises,
Gov’t. Gtd. Bonds	JPY	1.55	2/21/12	6,000,000	[a]	62,209

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Japan (continued)
Japan Government,
Bonds, Ser. 244	JPY	1.00	12/20/12	86,000,000	[a]	880,316
Japan Government,
Bonds, Ser. 288	JPY	1.70	9/20/17 221,500,000		[a]	2,319,126
Japan Government,
Bonds, Ser. 11	JPY	1.70	6/20/33 209,600,000		[a]	1,894,400
Japan Government,
Bonds, Ser. 64	JPY	1.90	9/20/23 231,500,000		[a]	2,346,584
						8,233,431
Luxembourg—.2%
Telecom Italia Capital,
Gtd. Notes		7.00	6/4/18	155,000		112,530
Mexico—3.3%
Mexican Bonos,
Bonds, Ser. M10	MXN	7.75	12/14/17	22,010,000	[a]	1,607,538
Netherlands—2.8%
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	20,000	[a]	23,509
Netherlands Government,
Bonds	EUR	4.50	7/15/17	800,000	[a]	1,028,549
Netherlands Government,
Bonds	EUR	4.00	1/15/37	270,000	[a]	309,482
Repsol International Finance,
Gtd. Notes	EUR	4.63	10/8/14	15,000	[a]	15,965
						1,377,505
Norway—.1%
DNB Nor Bank,
Sub. Notes	EUR	5.16	5/30/17	50,000	[a,b]	60,606
South Korea—.2%
Export-Import Bank of Korea
Sr. Unscd. Notes	EUR	5.75	5/22/13	100,000	[a]	104,429
Spain—.2%
Telefonica Emisiones,
Gtd. Notes		3.50	6/19/09	90,000	[b]	86,682
Supranational—2.3%
European Investment Bank,
Sr. Unscd. Bonds	JPY	1.40	6/20/17	38,600,000	[a]	381,943

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Supranational (continued)
European Investment Bank,
Sr. Unscd. Notes	NZD	7.00	1/18/12	1,200,000	[a]	714,313
						1,096,256
Sweden—.1%
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	550,000	[a]	69,116
United Kingdom—14.3%
Diageo
Gtd. Notes		7.38	1/15/14	240,000		244,235
HSBC Holdings,
Sub. Notes		6.80	6/1/38	305,000		252,399
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	10,000		8,414
Northern Rock,
Sub. Notes	GBP	5.63	1/13/15	65,000	[a,b]	71,656
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.25	5/15/13	150,000	[a]	184,568
SABMiller,
Gtd. Notes		4.18	7/1/09	10,000	[b,c]	9,976
United Kingdom Gilt,
Bonds	GBP	8.00	9/27/13	365,000	[a]	693,914
United Kingdom Gilt,
Bonds	GBP	4.00	3/7/09	120,000	[a]	193,802
United Kingdom Gilt,
Bonds	GBP	5.00	9/7/14	1,975,000	[a]	3,332,393
United Kingdom Gilt,
Bonds	GBP	4.00	9/7/16	635,000	[a]	998,170
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/11	225,000	[a]	369,375
United Kingdom Gilt,
Bonds	GBP	4.25	6/7/32	230,000	[a]	339,395
United Kingdom Gilt,
Bonds	GBP	4.75	6/7/10	140,000	[a]	231,676
						6,929,973
United States—26.2%
Appalachian Power,
Sr. Unscd. Notes		7.00	4/1/38	95,000		74,415
AT&T,
Sr. Unscd. Notes		6.40	5/15/38	110,000		88,283

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

United States (continued)
AT&T,
Sr. Unscd. Notes	EUR	6.13	4/2/15	50,000	[a]	59,792
BAC Capital Trust XIII,
Gtd. Notes		3.22	3/15/49	15,000	[b]	5,424
Baker Hughes,
Sr. Unscd. Notes		7.50	11/15/18	300,000		295,729
Bank of America,
Sr. Unscd. Notes		4.90	5/1/13	275,000		254,627
Bank of America,
Sub. Notes	EUR	4.00	3/28/18	250,000	[a,b]	247,298
Block Financial,
Gtd. Notes		7.88	1/15/13	95,000		92,126
Case New Holland,
Gtd. Notes		7.13	3/1/14	235,000		176,250
Chesapeake Energy,
Gtd. Notes		7.50	9/15/13	120,000		101,400
Citigroup,
Sr. Unscd. Notes		5.30	10/17/12	25,000		22,878
Citigroup,
Sr. Unscd. Notes		5.50	4/11/13	275,000		251,791
Citigroup,
Sr. Unscd. Notes	EUR	6.40	3/27/13	190,000	[a]	234,232
Coca-Cola Enterprises,
Sr. Unscd. Notes		7.38	3/3/14	455,000		462,100
Community Health Systems,
Gtd. Notes		8.88	7/15/15	115,000		96,887
Countrywide Financial,
Gtd. Notes		3.42	3/24/09	80,000	[b]	78,495
Coventry Health Care,
Sr. Unscd. Notes		5.95	3/15/17	15,000		9,692
Crown Americas,
Gtd. Notes		7.75	11/15/15	125,000		109,687
Davita,
Gtd. Notes		6.63	3/15/13	115,000		101,487
Delhaize Group,
Sr. Unscd. Notes		6.50	6/15/17	10,000		8,131
Echostar DBS,
Gtd. Notes		7.13	2/1/16	125,000		100,937

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

United States (continued)
Entergy Gulf States of Louisiana,
First Mortgage Notes		6.00	5/1/18	120,000	[c]	93,763
Erac USA Finance,
Bonds		5.30	11/15/08	35,000	[c]	34,948
Federal Home Loan
Mortgage Corp.		5.50	5/1/38	695,267	[d]	678,530
Federal National
Mortgage Association		5.00		2,630,000	[d,e]	2,491,515
Federal National
Mortgage Association		5.50	4/1/38	344,083	[d]	336,377
Federal National
Mortgage Association		5.50	5/1/38	352,792	[d]	344,891
General Electric Capital,
Sr. Unscd. Notes		5.88	1/14/38	830,000		593,754
General Electrical Capital,
Sr. Unscd. Notes	JPY	2.00	2/22/17	7,000,000	[a]	38,746
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	128,295		123,425
GMAC Commercial
Mortgage Securities,
Ser. 2003-C3, Cl. A2		4.22	4/10/40	75,563		72,788
Goldman Sachs Mortgage
Securities Corporation II,
Ser. 2007-EOP, Cl. L		5.34	3/6/20	25,000	[b,c]	19,000
Government National Mortgage Association I:
Ser. 2004-23, Cl. B, 2.95%, 3/16/19				25,054		24,731
Ser. 2006-68, Cl. A, 3.89%, 7/16/26				23,669		23,441
Ser. 2006-67, Cl. A, 3.95%, 11/16/30				51,431		50,929
Ser. 2005-76, Cl. A, 3.96%, 5/16/30				32,694		32,352
Ser. 2005-79, Cl. A, 4.00%, 10/16/33				26,268		26,110
Ser. 2007-34, Cl. A, 4.27%, 11/16/26				23,992		23,933
IBM,
Notes	EUR	6.63	1/30/14	400,000	[a]	505,480
IBM,
Sr. Unscd. Notes		8.00	10/15/38	100,000		104,024

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

United States (continued)
Ipalco Enterprises,
Sr. Scd. Notes		7.25	4/1/16	40,000	[c]	33,600
JPMorgan Chase,
Sr. Unscd. Notes		4.75	5/1/13	275,000		255,105
JPMorgan Chase,
Sr. Unscd. Notes	EUR	5.25	5/8/13	200,000	[a]	244,469
Kentucky Power,
Sr. Unscd. Notes		6.00	9/15/17	30,000	[c]	25,379
KFW,
Gov’t Gtd. Bonds	JPY	1.75	3/23/10	21,000,000	[a]	216,412
Lamar Media,
Sr. Unscd. Notes		6.63	8/15/15	67,000		49,580
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	7/12/38	135,000		127,585
Metropolitan Life
Global Funding I,
Sr. Scd. Notes		5.13	4/10/13	100,000	[c]	89,477
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. A1		5.26	12/15/43	18,577		17,397
Mosaic,
Sr. Unscd. Notes		7.38	12/1/14	165,000	[b,c]	144,409
NiSource Finance,
Gtd. Notes		3.38	11/23/09	10,000	[b]	9,103
Norfolk Southern,
Sr. Unscd. Notes		5.75	4/1/18	30,000		25,868
NYSE Euronext,
Sr. Unscd. Notes		4.80	6/28/13	160,000		150,184
Occidental Petroleum,
Sr. Unscd. Notes		7.00	11/1/13	215,000		221,479
Pacific Life Global Funding,
Notes		5.15	4/15/13	115,000	[c]	96,470
Peabody Energy,
Gtd. Notes, Ser. B		6.88	3/15/13	110,000		97,075
Pepsico,
Sr. Unscd. Notes		7.90	11/1/18	195,000		206,084

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

United States (continued)
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	135,000		115,690
Potomac Electric Power,
Sr. Scd. Bonds	6.50	11/15/37	90,000		72,059
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	145,000		83,584
PSEG Power,
Gtd. Notes	7.75	4/15/11	15,000		14,806
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	170,000		161,279
Residential Asset Mortgage Products,
Ser. 2006-RS4, Cl. A2	3.37	7/25/36	125,000	[b]	120,679
SLM,
Sr. Unscd. Notes, Ser. A	4.00	1/15/09	165,000		157,272
Sovereign Bancorp,
Sr. Unscd. Notes	3.44	3/23/10	10,000	[b]	9,069
Sprint Capital,
Gtd. Notes	6.88	11/15/28	65,000		38,101
Steel Dynamics,
Gtd. Notes	7.38	11/1/12	10,000		7,488
Terex,
Gtd. Notes	7.38	1/15/14	120,000		93,600
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	10,000		8,971
Time Warner,
Gtd. Notes	3.03	11/13/09	10,000	[b]	9,403
Union Pacific,
Sr. Unscd. Notes	7.88	1/15/19	160,000		158,636
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	20,000		17,504
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	120,000		122,100
Verizon Communications,
Sr. Unscd. Notes	8.75	11/1/18	115,000		117,621

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

United States (continued)
Verizon Communications,
Bonds	6.90	4/15/38	30,000		25,166
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2	4.38	10/15/41	140,273		135,049
Wachovia,
Sr. Unscd. Notes	3.63	2/17/09	55,000		54,342
Wachovia,
Sr. Unscd. Notes	4.38	6/1/10	115,000	[f]	109,160
Wal-Mart Stores,
Sr. Unscd. Notes	4.25	4/15/13	160,000		155,647
Walgreen,
Sr. Unscd. Notes	4.88	8/1/13	115,000		112,470
WEA Finance,
Sr. Notes	7.13	4/15/18	105,000	[c]	82,555
Wells Fargo,
Sr. Unscd. Notes	4.38	1/31/13	275,000		254,135
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000		10,947
					12,747,407
Total Bonds and Notes
(cost $49,251,038)					44,453,767

Short-Term Investments—.6%

U.S. Treasury Bills;
0.52%, 1/2/09
(cost $294,734)			295,000 [g]		294,794

Other Investment—.4%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $213,000)			213,000 [h]		213,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $107,800)	107,800 [h]	107,800

Total Investments (cost $49,866,572)	92.6%	45,069,361
Cash and Receivables (Net)	7.4%	3,586,564
Net Assets	100.0%	48,655,925

a	Principal amount stated in U.S. Dollars unless otherwise noted. AUD—Australian Dollar BRL—Brazilian Real CAD—Canadian Dollar EUR—Euro GBP—British Pound JPY—JapaneseYen MXN—Mexican New Peso NZD—New Zealand Dollar SEK—Swedish Krona

b	Variable rate security—interest rate subject to periodic change.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2008, these securities amounted to $629,577 or 1.3% of net assets.

d	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.

e	Purchased on a forward commitment basis.

f	All or a portion of this security is on loan.At October 31, 2008, the total market value of the fund’s securities on loan is $104,414 and the total market value of the collateral held by the fund is $107,800.

g	All or partially held by a broker as collateral for open financial futures positions.

h	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Foreign/Governmental	58.1	Short-Term/
Corporate Bonds	25.0	Money Market Investments	1.2
U.S. Government Agencies/
Mortgage-Backed	8.3		92.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES October 31, 2008

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2008 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	26	(2,940,031)	December 2008	56,725
U.S. Long Bonds	21	(2,375,625)	December 2008	61,777
Financial Futures Long
Euro-Bobl	40	5,721,205	December 2008	144,167
Euro Bund 10 Year	17	2,511,898	December 2008	(4,695)
Australian 3 Year	11	761,561	December 2008	15,915
				273,889

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $104,414)—Note 1(c):
Unaffiliated issuers		49,545,772	44,748,561
Affiliated issuers		320,800	320,800
Cash			717,151
Cash denominated in foreign currencies		2,602	2,415
Receivable for investment securities sold			4,338,882
Unrealized appreciation on forward currency exchange contracts—Note 4			2,553,103
Dividends and interest receivable			619,063
Unrealized appreciation on swap contracts—Note 4			254,904
Receivable from broker for swap transactions—Note 4			167,965
Receivable for shares of Beneficial Interest subscribed			87,687
Prepaid expenses			25,599
			53,836,130

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			35,779
Payable for investment securities purchased			4,162,672
Unrealized depreciation on forward currency exchange contracts—Note 4			406,403
Payable for shares of Beneficial Interest redeemed			138,215
Swaps premium received—Note 4			221,804
Liability for securities on loan—Note 1(c)			107,800
Unrealized depreciation on swap contracts—Note 4			29,768
Payable for futures variation margin—Note 4			24,951
Interest payable—Note 2			176
Accrued expenses			52,637
			5,180,205

Net Assets ($)			48,655,925

Composition of Net Assets ($):
Paid-in capital			51,941,545
Accumulated undistributed investment income—net			115,356
Accumulated net realized gain (loss) on investments			(1,122,798)
Accumulated net unrealized appreciation (depreciation) on investments, swap transactions and foreign currency transactions (including
$273,889 net unrealized appreciation on financial futures)			(2,278,178)

Net Assets ($)			48,655,925

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	37,075,983	7,500,207	4,079,735
Shares Outstanding	2,808,636	573,370	308,398

Net Asset Value Per Share ($)	13.20	13.08	13.23

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Interest	1,372,132
Dividends;
Affiliated issuers	32,357
Income from securities lending	8,175
Total Income	1,412,664
Expenses:
Management fee—Note 3(a)	196,343
Shareholder servicing costs—Note 3(d)	104,704
Auditing fees	56,315
Registration fees	43,167
Distribution fees—Note 3(c)	41,998
Custodian fees—Note 3(d)	23,403
Prospectus and shareholders’ reports	11,847
Legal fees	8,267
Trustees’ fees and expenses—Note 3(b)	6,524
Interest expense—Note 2	176
Loan commitment fees—Note 2	164
Miscellaneous	28,762
Total Expenses	521,670
Less—reduction in management fee due to undertaking—Note 3(a)	(124,691)
Less—reduction in fees due to earnings credits—Note 1(c)	(2,178)
Net Expenses	394,801
Investment Income—Net	1,017,863

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,223,288)
Net realized gain (loss) on options transactions	(22,353)
Net realized gain (loss) on financial futures	(141,416)
Net realized gain (loss) on swap transactions	291,451
Net realized gain (loss) on forward currency exchange contracts	697,698
Net Realized Gain (Loss)	(1,397,908)
Net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $271,491 net unrealized appreciation on financial futures)	(2,671,723)
Net Realized and Unrealized Gain (Loss) on Investments	(4,069,631)
Net (Decrease) in Net Assets Resulting from Operations	(3,051,768)

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,017,863	148,777
Net realized gain (loss) on investments	(1,397,908)	183,173
Net unrealized appreciation
(depreciation) on investments	(2,671,723)	278,724
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,051,768)	610,674

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(421,632)	(96,020)
Class C Shares	(108,517)	(79,801)
Class I Shares	(60,566)	(48,327)
Net realized gain on investments:
Class A Shares	(121,883)	(4,794)
Class C Shares	(82,940)	(4,568)
Class I Shares	(35,966)	(2,369)
Total Dividends	(831,504)	(235,879)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	53,804,947	1,127,533
Class C Shares	7,623,766	319,124
Class I Shares	3,049,252	137,920
Dividends reinvested:
Class A Shares	476,701	96,169
Class C Shares	143,509	79,786
Class I Shares	74,280	46,582
Cost of shares redeemed:
Class A Shares	(17,568,645)	(257,314)
Class C Shares	(2,460,625)	(10,776)
Class I Shares	(159,825)	(21,241)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	44,983,360	1,517,783
Total Increase (Decrease) in Net Assets	41,100,088	1,892,578

Net Assets ($):
Beginning of Period	7,555,837	5,663,259
End of Period	48,655,925	7,555,837
Undistributed investment income—net	115,356	71,472

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class A
Shares sold	3,798,067	85,817
Shares issued for dividends reinvested	34,394	7,491
Shares redeemed	(1,272,830)	(20,124)
Net Increase (Decrease) in Shares Outstanding	2,559,631	73,184

Class C
Shares sold	541,519	24,399
Shares issued for dividends reinvested	10,619	6,222
Shares redeemed	(178,301)	(852)
Net Increase (Decrease) in Shares Outstanding	373,837	29,769

Class I
Shares sold	213,425	10,347
Shares issued for dividends reinvested	5,478	3,625
Shares redeemed	(11,500)	(1,686)
Net Increase (Decrease) in Shares Outstanding	207,403	12,286

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	13.77	13.05	12.50
Investment Operations:
Investment income—net[b]	.45	.35	.24
Net realized and unrealized
gain (loss) on investments	(.28)	.92	.45
Total from Investment Operations	.17	1.27	.69
Distributions:
Dividends from investment income—net	(.39)	(.52)	(.14)
Dividends from net realized gain on investments	(.35)	(.03)	—
Total Distributions	(.74)	(.55)	(.14)
Net asset value, end of period	13.20	13.77	13.05

Total Return (%)[c]	1.21	10.06	5.58[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.47	3.33	4.98[e,f]
Ratio of net expenses to average net assets	1.10	1.09	1.01[e]
Ratio of net investment income
to average net assets	3.22	2.69	2.29[e]
Portfolio Turnover Rate	168.59[g]	127.97[g]	105.86[d]

Net Assets, end of period ($ x 1,000)	37,076	3,429	2,294

a From December 30, 2005 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
[d] Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class A was 4.91%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended October 31, 2008 and
October 31, 2007 were 152.77% and 116.54%, respectively.
See notes to financial statements.

		Year Ended October 31,

Class C Shares	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	13.70	13.02	12.50
Investment Operations:
Investment income—net[b]	.34	.25	.16
Net realized and unrealized
gain (loss) on investments	(.28)	.92	.45
Total from Investment Operations	.06	1.17	.61
Distributions:
Dividends from investment income—net	(.33)	(.46)	(.09)
Dividends from net realized gain on investments	(.35)	(.03)	—
Total Distributions	(.68)	(.49)	(.09)
Net asset value, end of period	13.08	13.70	13.02

Total Return (%)[c]	.40	9.25	4.88[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.28	4.09	5.72[e,f]
Ratio of net expenses to average net assets	1.85	1.84	1.76[e]
Ratio of net investment income
to average net assets	2.45	1.93	1.53[e]
Portfolio Turnover Rate	168.59[g]	127.97[g]	105.86[d]

Net Assets, end of period ($ x 1,000)	7,500	2,734	2,211

a From December 30, 2005 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
[d] Not annualized.
e Annualized.
f The fund’s expense ratio net earnings credits for Class C was 5.64%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended October 31, 2008 and
October 31, 2007 were 152.77% and 116.54%, respectively.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006[b]

Per Share Data ($):
Net asset value, beginning of period	13.79	13.06	12.50
Investment Operations:
Investment income—net[c]	.48	.38	.27
Net realized and unrealized
gain (loss) on investments	(.27)	.92	.45
Total from Investment Operations	.21	1.30	.72
Distributions:
Dividends from investment income—net	(.42)	(.54)	(.16)
Dividends from net realized gain on investments	(.35)	(.03)	—
Total Distributions	(.77)	(.57)	(.16)
Net asset value, end of period	13.23	13.79	13.06

Total Return (%)	1.47	10.30	5.80[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	3.09	4.74[e,f]
Ratio of net expenses to average net assets	.85	.84	.76[e]
Ratio of net investment income
to average net assets	3.49	2.93	2.53[e]
Portfolio Turnover Rate	168.59[g]	127.97[g]	105.86[d]

Net Assets, end of period ($ x 1,000)	4,080	1,393	1,158

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b From December 30, 2005 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
[d] Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class I was 4.67%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended October 31, 2008 and
October 31, 2007 were 152.77% and 116.54%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering seven series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier International Bond Fund” to “Dreyfus International Bond Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 178,184 of Class A, 175,893 of Class C and 89,508 of Class I shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of

Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a bor-

rower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $4,402, from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2008, the Board of Trustees declared a cash dividend of $.116, $.093 and $.125 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 3, 2008 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2008.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,100,292, accumulated capital losses $605,205 and unrealized depreciation $4,780,707.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 was as follows: ordinary income $718,671 and $225,963 and long-term capital gains $112,833 and $9,916, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses,foreign currency transactions and treatment of swap periodic payments, the fund decreased accumulated undistributed investment income-net by $383,264 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $7,200 with a related weighted average annualized interest rate of 2.43% .

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2010, so the expenses, exclusive of

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, interest expense, commitment fees and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $124,691 during the period ended October 31, 2008.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund,the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% their value of the average daily net assets. During the period ended October 31, 2008, Class C shares were charged $41,998 pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2008, Class A and Class C shares were charged $61,172 and $13,999, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $10,535 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $2,178 pursuant to the cash management agreement.

The fund compensates the Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $23,403 pursuant to the custody agreement.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $25,455, Rule 12b-1 distribution plan fees $4,768, service plan fees $9,733, custodian fees $2,721, chief compliance officer fees $1,973 and transfer agency per account fees $3,555, which are offset against the expense reimbursement currently in effect in the amount of $12,426.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures, options transactions and swap transactions during the period ended October 31, 2008, amounted to $95,992,619 and $51,281,165, respectively, of which $4,805,389 in purchases and $4,813,563 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2008, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund’s call/put options written during the period ended October 31,2008:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2007	—	—
Contracts written	306,700,000	14,910
Contracts terminated:
Closed	306,000,000	13,301	30,123	(16,822)
Expired	700,000	1,609	—	1,609
Total contracts
terminated	306,700,000	14,910	30,123	(15,213)
Contracts outstanding
October 31, 2008	—	—

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Brazilian Real,
Expiring 11/14/2008	1,200,000	506,864	550,551	43,687
Canadian Dollar,
Expiring 12/17/2008	675,000	633,220	559,996	(73,224)
Euro
Expiring 11/06/2008	397,904	506,568	507,149	581
Euro
Expiring 11/14/2008	630,000	808,501	802,392	(6,109)
Euro
Expiring 11/14/2008	430,000	546,257	547,665	1,408
Euro
Expiring 11/14/2008	1,430,000	1,819,746	1,821,303	1,557
Euro
Expiring 12/17/2008	350,000	445,671	445,483	(188)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases (continued):
Japanese Yen,
Expiring 11/14/2008	47,520,000	472,413	482,562	10,149
Japanese Yen,
Expiring
12/17/2008	261,240,000	2,477,171	2,657,685	180,514
Japanese Yen,
Expiring
12/17/2008	215,730,000	2,038,217	2,194,696	156,479
Japanese Yen,
Expiring
12/17/2008	485,000,000	4,782,330	4,934,074	151,744
Malaysian Ringgit,
Expiring 03/26/2009	1,620,000	508,236	457,583	(50,653)
Norwegian Krone,
Expiring 11/14/2008	3,080,000	467,044	456,750	(10,294)
New Zealand Dollar,
Expiring 12/17/2008	1,560,000	1,094,575	903,107	(191,468)
Saudi Arabia Riyal,
Expiring 06/16/2009	1,300,000	349,087	345,350	(3,737)
Saudi Arabia Riyal,
Expiring 06/16/2009	300,000	80,569	79,696	(873)
Swedish Krona,
Expiring 12/17/2008	790,000	117,479	101,693	(15,786)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/17/2008	1,263,475	1,094,575	835,949	258,626
Australian Dollar,
Expiring 12/17/2008	615,000	411,693	406,900	4,793
Brazilian Real,
Expiring 11/14/2008	2,060,000	1,002,433	945,112	57,321
Czech Republic Koruna,
Expiring 01/26/2009	18,910,000	948,345	1,000,315	(51,970)
Euro,
Expiring 11/03/2008	1,437,805	1,830,455	1,832,556	(2,101)
Euro,
Expiring 11/04/2008	354,904	452,609	452,343	266
Euro,
Expiring 11/14/2008	5,800,000	7,968,127	7,387,104	581,023

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales (continued):
Euro,
Expiring 11/14/2008	360,000	466,344	458,510	7,834
Euro,
Expiring 12/17/2008	400,000	562,880	509,123	53,757
Euro,
Expiring 12/17/2008	1,710,000	2,405,200	2,176,502	228,698
British Pounds,
Expiring 11/14/2008	290,000	477,471	466,211	11,260
British Pounds,
Expiring 12/17/2008	515,000	936,172	826,540	109,632
British Pounds,
Expiring 12/17/2008	230,000	401,697	369,134	32,563
British Pounds,
Expiring 12/17/2008	270,000	471,558	433,332	38,226
British Pounds,
Expiring 12/17/2008	680,000	1,186,471	1,091,354	95,117
British Pounds,
Expiring 12/17/2008	280,000	498,316	449,381	48,935
British Pounds,
Expiring 12/17/2008	220,000	397,870	353,085	44,785
Hungary Forint,
Expiring 11/03/2008	152,431,494	765,795	748,676	17,119
Mexican New Peso,
Expiring 12/17/2008	4,930,000	461,697	378,114	83,583
Mexican New Peso,
Expiring 12/17/2008	9,780,000	914,164	750,092	164,072
Malaysian Ringgit,
Expiring 03/26/2009	1,620,000	517,986	457,583	60,403
New Zealand Dollar,
Expiring 12/17/2008	110,000	72,910	63,681	9,229
New Zealand Dollar,
Expiring 12/17/2008	1,000,000	662,070	578,915	83,155
New Zealand Dollar,
Expiring 12/17/2008	10,000	6,535	5,789	746
New Zealand Dollar,
Expiring 12/17/2008	800,000	471,914	463,132	8,782
Thai Bat,
Expiring 11/14/2008	32,840,000	942,324	935,265	7,059
Total				2,146,700

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swap agreements at October 31, 2008:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

10,000	Block Financial,
	5.125%,
	10/30/2014	Barclays	(2.30)	12/20/2012	(296)
55,000	Block Financial,
	5.125%,
	10/30/2014	JP Morgan	(1.90)	9/20/2012	(694)
10,000	Block Financial,
	5.125%,
	10/30/2014	JP Morgan	(2.25)	12/20/2012	(277)
170,000	Reed Elsevier
	Capital, 4.625%,
	6/15/2012	Deutsche Bank	(0.96)	6/20/2012	2,147
275,000	ABX HE 07-1 AAA
	Stuctured Index,
	.09%, 8/25/2037	JP Morgan	0.09	8/25/2037	(28,501)
500,000	Dow Jones
	CDX.NA.IG.11 Index	Barclays	5.00	12/20/2013	5,625
Total					(21,996)

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may enter into interest rate swaps, which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes interest rate swaps entered into by the fund at October 31, 2008:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

900,000	USD—3 Month
	Libor	JP Morgan	4.90	8/24/2009	21,239
740,000	GBP—6 Month
	Libor	JP Morgan	5.03	4/4/2013	14,691
1,340,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	117,495
14,200,000	JPY—6 Month
	Yenibor	JP Morgan	1.67	12/7/2017	2,315
33,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	4,341
27,000,000	JPY—6 Month
	Yenibor	JP Morgan	2.08	7/28/2016	14,166
370,000	NZD—3 Month
	Libor	JP Morgan	7.88	5/18/2010	10,093
120,000	NZD—3 Month
	Libor	JP Morgan	8.05	6/21/2012	3,698
1,625,000	NZD—6 Month
	Libor	Barclays	7.58	5/1/2013	59,094
Total					247,132

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2008, the cost of investments for federal income tax purposes was $49,981,133; accordingly, accumulated net unrealized depreciation on investments was $4,911,772, consisting of $833,024 gross unrealized appreciation and $5,744,796 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4,“Disclosures about Credit Derivatives and Certain Guarantees”: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

The Fund 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund (formerly Dreyfus Premier International Bond Fund), a series of The Dreyfus/Laurel Funds Trust (the “Fund”), including the statements of investments and financial futures, as of October 31, 2008, and the related operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from December 30, 2005 (commencement of operations) to October 31, 2006.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from December 30, 2005 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 24.92% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends”. Also, the fund hereby designates $.1655 per share as a long-term capital gain distribution and $.1876 per share as a short-term capital gain distribution paid on December 28, 2007.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited)

The Fund 49

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,605 in 2007 and $96,420 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,090 in 2007 and $12,650 in 2008 These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,090 in 2007 and $6,450 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

3

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,455,000 in 2007 and $2,532,612 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity,

4

business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 18, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

7